# AMENDMENT SIX

# TO

# DATA SHARING AGREEMENT

This Amendment Six ("**Amendment Six**") to the Data Sharing Agreement, dated December 21, 2018, by and between General Motors Holdings LLC and its affiliates ("**GM**") and Wejo Limited ("**Wejo**") (the "**DSA**"), as amended by Amendment One to the DSA, dated February 19, 2019 ("**Amendment One**"), Amendment Two to the DSA, dated June 25, 2019 ("**Amendment Two**"), Amendment Three to the DSA, dated November 18, 2019 ("**Amendment Three**"), Amendment Four to the DSA, dated December 5, 2019 ("**Amendment Four**"), and Amendment Five to the DSA, dated April 21, 2021 ("**Amendment Five**" and, collectively, the "**Agreement**"), is entered into by and between GM and Wejo and is effective as of April 25, 2022 (the "**Amendment Six Effective Date**"). Capitalized terms not defined in this Amendment Six have the definitions provided in the Agreement.

In consideration of the mutual covenants and conditions, the receipt and sufficiency of which are hereby acknowledged, GM and Wejo hereby agree to the following:

1. Section 6(h) of the Agreement is deleted in its entirety and replaced with the following:

[redacted]

2. Exhibit 5, Section 2, bullet 5 is amended to append the following at the end thereof:

   *"Notwithstanding the foregoing, for agreements, including Data licenses, that are entered into with Third Party Licensees, whether new Third Party Licensees or renewal Data licenses for existing Third Party Licensees, following the Amendment Six Effective Date, Third Party Licensees will be obligated to comply with the terms of Exhibit 5c or terms at least as protective of GM and of information and data made available by GM as those set out in Exhibit 5c."*

3. Exhibits 2b and 5c are hereby added to and made part of the Agreement.

4. Except as expressly modified by this Amendment Six, the Agreement remains in full force and effect. This Amendment Six, together with the Agreement, constitute the entire agreement between GM and Wejo with respect to their subject matter and supersede all prior oral or written representations and agreements.

5. This Amendment Six may be executed electronically and in any number of counterparts, each of which when execute shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

6. This Amendment Six shall be governed by the laws of the State of Delaware, without regard for the principles of conflicts of laws. Each party irrevocably agrees that the US Federal Courts located in Delaware shall have exclusive jurisdiction and venue to settle any dispute or claim arising out of or in connection with this Agreement or its subject matter or formation (including non-contractual disputes or claims).

7. Sections 13(d) "Confidentiality"), 17 ("No Publicity"), 18 ("Notices"), 20 ("Amendments"), 21 ("Costs"), 27 ("Waiver") and 28 ("Remedies") of the Agreement shall apply to this Amendment, mutatis mutandis.

IN WITNESS WHEREOF, GM and Wejo have caused this Amendment to be executed by their duly authorized representatives, effective as of the Amendment Six Effective Date.

| **General Motors Holdings LLC** | **Wejo Limited** |
|---|---|
| By: [signature] | DocuSigned by: By: Benoit Joly 9AADE8AB400F4C0... |
| Print name: Alan Wexler | Print name: Benoit Joly |
| Title: SVP | Title: Chief Commercial Officer |
| Date: 6/1/2022 | Date: 10 May 2022 \| 1:54 PM BST |

**EXHIBIT 2b**

(TPISR v3.0)

# I. Introduction

## Purpose

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

**EXHIBIT 5c**

(TPISR v3.0)

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]